Exhibit 99.1
Life Empowered
March Investor Presentation
March 24, 2014
Peabody Energy

Statement on Forward-Looking Information
Peabody Energy
Certain statements in this press release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target” or other similar words to identify forward-looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of March 24, 2014. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: global supply and demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility, particularly in higher-margin products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements with rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; and other risks detailed in the company’s reports filed with the Securities and Exchange Commission (SEC).
Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs, charges for the settlement of claims and litigation related to previously divested operations and amortization of basis difference associated with equity method investments.  Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States GAAP.  Management uses Adjusted EBITDA as the primary metric to measure segment operating performance and also believes it is useful to investors in comparing the company’s current results with those of prior and future periods and in evaluating the company’s operating performance without regard to its capital structure or the cost basis of its assets.
Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations, net of tax, and the remeasurement of foreign income tax accounts on our income tax provision. The income tax benefits related to asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations are calculated based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits. Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company’s current results with those of prior and future periods. Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate.
3/24/14

Peabody Well Positioned as Only Global Pure-Play Coal Investment
Peabody Energy
Peabody has leading presence in high-growth Pacific Rim region and low-cost U.S. basins; positioned to benefit from rising SPRB and ILB coal demand
Peabody leveraging significant cost reductions, tight capital discipline and operational excellence
Seaborne coal markets expected to improve in 2014; demand growth to exceed supply increases

BTU Delivers Notable 2013 Accomplishments
Peabody Energy
Achieved safest incidence rate in company history
Cost containment efforts led to $340 million in savings
Lowered capital expenditures by 67%
Refinanced credit facility extended maturities and increased financial flexibility
Generated $700+ million operating cash flow to allow for more than $200 million in debt reduction
Results from continuing operations.

Global Coal Markets

Annual World Coal Use Expected to Grow 700 Million Tonnes Over Next Three Years
Peabody Energy
Expected Global Coal Demand (Tonnes in Millions) 0 1,500 3,000 4,500 6,000 7,500 9,000
ROW China India
2013E 2,925 4,130 780 7,835 2014P 2,950 4,295 810 8,055 2016P 3,075 4,570 890 8,535
Record global coal use expected to continue on growing electricity and steel demand
Rising global steel demand from industrialization and urbanization
New coal-fueled generation of ~250 GW expected by 2016
Coal increasingly converted to synthetic gas in Asia
Source: Peabody Global Analytics.

Metallurgical Coal Fundamentals Projected to Improve in 2014
Peabody Energy
China becomes largest metallurgical coal importer; rising costs, declining domestic quality support additional imports
Markets well supplied; demand to improve in second quarter as seasonal China trade data strengthens
Significant reduction in capital spending limits future supply growth
Seaborne metallurgical coal demand projected to grow 10 - 15% through 2016
Source: Peabody Global Analytics.

New Generation Expected to Drive Significant Global Thermal Coal Demand
Peabody Energy
Projected Seaborne Thermal Coal Demand (Tonnes in Millions)
2013E 2014P 2016P Atlantic Other Pacific China India
0 200 400 600 800 1,000 1,200
-20 +55 +40 +40 955 985 - 995 1,070
Expected new coal-fueled generation requires 750 million tonnes of new annual coal at expected capacity utilization
Asia accounts for all seaborne thermal growth
Indonesian and Australian supply growth expected to moderate in 2014
Source: Peabody Global Analytics, McCloskey, other industry sources.

China, India Account for Nearly 80% of Projected Global Coal Demand Growth
Peabody Energy
China and India Coal Imports (Tonnes in Millions)
India China 0 100 200 300 400 2013E 2014P 2016P
168 185 220 327 345 380
Record coal imports likely to continue in 2014
Significant new coal generation driving demand; long-term fundamentals support further coal growth
China and India struggle to meet demand leading to increased imports Production costs in China rising >10% per year
Source: Peabody Global Analytics, China Customs, India Market Watch.

China Expected to Follow U.S. Path of Greater Coal Use, Decreasing Emissions
Peabody Energy
U.S. Emissions Decline 87% Since 1970 as Coal Use Nearly Triples
1970 1980 1990 2000 2011 -100% -50% 0% 50% 100% 150%
Coal-Based Power Generation +170% GDP per Capita +103% Regulated Emissions/MWh from Coal -87%
China coal use projected to continue to increase as consumption patterns shift Closing older plants Reducing direct use of coal in residences and businesses Deploying emissions controls on existing fleet Building advanced supercritical coal plants Investing in more than 20 coal-to-gas projects
Source: USDA 2011; Energy Information Administration 2012; U.S. EPA Air Trends Data, 2012; Peabody analysis 2012. GDP in 2005 dollars.

SPRB and ILB Markets Improving as Coal Demand Continues to Rise in 2014
Peabody Energy
SPRB Utility Stockpiles (Days Use)
Inventories ~50% below 2012 peak levels
May 2012 Aug. 2012 Nov. 2012 Feb. 2013 May 2013 Aug. 2013 Nov. 2013 Feb. 2014 0 10 20 30 40 50 60 70 80 90
SPRB stockpiles at 47 days use
U.S. coal demand rose 40 million tons in 2013 Coal generation up 5% as gas generation declines 11%
Winter heating degree days ~15% above average in coal-heavy regions
20 - 30 million ton demand increase expected in 2014
Source: Peabody Global Analytics and EIA. Stockpiles estimated as of March 8, 2014.

SPRB and Illinois Basin: 100 Million Ton Demand Increase Forecasted by 2016
Peabody Energy
Expected SPRB and ILB Generation Demand (Tons in Millions)
0 125 250 375 500 625 515 -60 +100 +60 615 SPRB and ILB +100
2013 Retirements Utilization Switching 2016P
SPRB and ILB best positioned against natural gas
Increased power plant utilization and basin switching more than offset expected retirements
Coal fuels 40% of electricity; existing plants running at only 60% capacity
Source: Peabody Global Analytics.

Coal: The World’s Fastest Growing Major Fuel
Peabody Energy
Expected Electricity Growth (2011 - 2035) Coal Natural Gas Nuclear Hydro Other
Coal projected to account for largest percentage of global electricity generation growth
Coal grew dramatically faster than all other major fuels in past decade
IEA and other observers project that coal will overtake oil as world’s largest energy source in coming years
Source: Peabody Energy Analytics, BP Statistical Review of World Energy 2013; Wood Mackenzie; International Energy Agency (IEA), World Energy Outlook Current Policies Scenario.

Peabody Energy Outlook

Peabody Positioned for Success in 2014
Peabody Energy
2014 Focus Areas
Drive strong operational performance
Target additional cost improvements
Manage tight capital spending
Explore sale of non-strategic assets
Position company for growth as markets improve
Advance major new global advocacy initiative

Australian Platform Targets Growing Asia Demand
Peabody Energy
Targeted Australia Volumes (Tons in Millions) 0 10 20 30 40 Domestic Thermal Seaborne Thermal Metallurgical
2005 2 6 8
2011 6 10 9 25
2013 8 11 16 35
2014P ~8 11 - 12 16 - 17 35 - 37
90% of production from operations with recent expansion or owner-operator conversions
Resetting cost base and benefitting from lower Australian dollar
Significant platform for future development and portfolio optimization
Competitive advantage over other nations with mines close to port; ports close to high-growth markets; higher quality products
Sales volumes represent continuing operations.

Peabody’s 2013 Australian Productivity Increases 27%
Peabody Energy
Australian Productivity (Units Moved per Shift)
2012 2013 +27%
2013 Australian unit costs 4% below prior-year levels on increased productivity
Achieving success with multiple initiatives: Streamlining workforce Improved mining methods Productivity improvements lead to 20% lower costs at PCI mines Owner-operator conversions
2014 costs targeted in low-to-mid $70 per ton range even with higher mix of metallurgical coal

Realize Full Value of Owner-Operator Conversions in 2014
Peabody Energy
Owner-Operator Volumes Increasing to Over 90% in Australia
Eliminated Contractor Margins Robust Mine Planning Better Workforce Alignment Right-Sized Equipment
Improved operating efficiency drives cost reduction
2013 unit costs reduced 25% from prior year levels
Wilpinjong: One of the lowest cost mines in Australia
Moorvale transitioning in 2014

U.S. Platform Well Positioned in Current Market
Peabody Energy
Peabody’s position in PRB and Illinois Basin creates opportunity in improving market Targeting 185 - 195 million tons of production in 2014 2014 revenue per ton expected to be 5 - 8% below 2013 levels on greater PRB mix and Midwest contract re-openers 10 - 15% unpriced for 2014; 45 - 55% unpriced for 2015
Maximizing margins across operations 2014 cost per ton expected to be 1 - 3% below 2013 levels
Priced position as of Dec. 31, 2013, based on expected 2014 production levels.

U.S. Cost Containment Initiatives Taking Hold
Peabody Energy
Delivered significant cost and productivity improvements in 2013 U.S. unit costs 3% below prior year levels as productivity improves 9%
Shifting volumes to more productive operations NARM in PRB Gateway and Bear Run in Midwest El Segundo in Southwest
LBA payments end in 2016

Maintaining Financial Strength Through Capital Discipline and Debt Repayment
Peabody Energy
Capital Discipline
Capex reduced 67% in 2013; 2014 capex targeted at $275 - $325 million
Sustaining capital trending below historical range of $1.25 - $1.75/ton
Newly capitalized fleets mean low sustaining capex for several years
Debt Repayment
Completed new secured credit facility to increase financial flexibility
Reduced debt over $600 million since beginning of 2012
Maximizing cash flow through cost containment, capital discipline and non-core asset sales
Strong liquidity of $2.1 billion
Financial data as of Dec. 31, 2013.

Peabody Strategy and Operating Success Drive Value in All Market Conditions
Peabody Energy
Uniquely positioned with leading presence in growing Asia markets and low-cost U.S. basins
Leveraging successful cost improvements
Well-capitalized platform
Significant upside as coal markets improve
Sizeable reserves and additional resource base enables growth prospects

Peabody Energy
www.PeabodyEnergy.com
Life Empowered